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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 22, 2000
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                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                     1-10410           62-1411755
       (State or other jurisdiction         (Commission      (I.R.S. Employer
     of incorporation or organization)      File Number)    Identification No.)

         5100 W. SAHARA BOULEVARD
             LAS VEGAS, NEVADA                                        89146
 (Address of Principal Executive Offices)                          (Zip Code)

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                                 (702) 579-2300

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              (Registrant's telephone number, including area code)




          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)




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ITEM 5.  OTHER EVENTS

         On March 22, 2000, Harrah's Entertainment, Inc., a Delaware corporation (the "Registrant"), consummated its acquisition of Players International, Inc., a Nevada corporation ("Players"), pursuant to that certain Agreement and Plan of Merger, dated as of August 19, 1999 (the "Merger Agreement"), by and among the Registrant, HEI Acquisition Corp. II, a Nevada corporation and a direct, wholly-owned subsidiary of the Registrant ("Merger Sub"), and Players. The Registrant's acquisition of Players was effected by merging Merger Sub with and into Players (the "Merger"), with Players continuing as the surviving corporation.

         A special meeting of the stockholders of Players was held on October 28, 1999, at which the stockholders of Players were asked, pursuant to the Proxy Statement filed with the Securities and Exchange Commission by Players on August 27, 1999 (the "Proxy Statement"), to consider and vote upon the Merger Agreement. The stockholders of Players approved and adopted the Merger Agreement at such meeting.

         Following receipt of stockholder and regulatory approvals, the Articles of Merger with respect to the Merger were filed with the Secretary of State of the State of Nevada. This filing was accepted and the Merger became effective on March 22, 2000. Immediately following the Merger, the Registrant contributed the capital stock of Players to Harrah's Operating Company, Inc., a Delaware corporation.

         The Registrant, through Players and its subsidiaries, intends to continue to devote the assets associated with Players and its subsidiaries to generally the same purposes as these assets were employed prior to the Merger.

         As consideration for the Merger, the Registrant agreed to pay $8.50 in cash in exchange for each share of common stock, par value $0.01 per share, of Players, issued and outstanding immediately prior to the Merger. The Registrant also assumed Players's outstanding long-term debt.

         The common stock of the Registrant is listed on the New York Stock Exchange and trades under the symbol "HET." The common stock of the Registrant also is listed on the Chicago Stock Exchange, the Pacific Exchange and the Philadelphia Stock Exchange.


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ITEM 7.  EXHIBITS

         (a) Exhibits

    2(1) Agreement and Plan of Merger, dated as of August 19, 1999 and by and among Harrah's Entertainment, Inc., HEI Acquisition Corp. II and Players International, Inc. (incorporated by reference from the Registrant's Current Report on Form 8-K, filed August 23, 1999).

    99(1)    Text of Press Release, dated March 22, 2000, of the
             Registrant.



                                      -3-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HARRAH'S ENTERTAINMENT, INC.


Date:  March 22, 2000                     By: /s/ Stephen H. Brammell
                                              --------------------------------
                                              Name:  Stephen H. Brammell
                                              Title: Senior Vice President and
                                                     General Counsel














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